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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in and incorporation by reference in the registration statement of Parker Drilling Company on Form S-3 (File
No.          )of our report dated October 17, 1995, on our audits of the consolidated financial statements and financial statement schedules of Parker Drilling Company and subsidiaries as of August 31, 1995 and 1994, and for the years ended August 31, 1995, 1994 and 1993.

                                          COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma
May 30, 1996